UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Federal Street
Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 770-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 21, 2025 (the “Closing Date”), TeraWulf Inc. (“TeraWulf” or the “Company”) and TeraCub Inc., a Delaware corporation and a wholly owned subsidiary of TeraWulf (the “Buyer”), entered into a membership interest purchase agreement (the “Purchase Agreement”) with Beowulf E&D Holdings Inc., a Delaware corporation (the “Seller”), pursuant to which the Buyer acquired 100% of the issued and outstanding membership interests of each of Beowulf Electricity & Data LLC, Beowulf E&D (MD) LLC and Beowulf E&D (NY) LLC, each a Delaware limited liability company and a wholly owned subsidiary of the Seller (collectively, the “Acquired Companies”).

The aggregate purchase price for the Acquired Companies equals approximately $52.4 million, which consists of $3 million in cash paid on the Closing Date and 5 million shares of common stock of the Company, par value $0.0001 per share (“Common Stock”) issued by the Company to the Seller on the Closing Date, plus up to $19 million in cash and up to $13 million worth of Common Stock of the Company, to be paid and issued upon the achievement of several earnout milestones related to TeraWulf’s data center business and its project financing therefor (collectively, the “Purchase Price”). The Purchase Agreement also includes customary change of control provisions which provide for accelerated vesting of the earnout consideration in the event of a change of control as well as certain governance rights and additional cash payments. TeraWulf further agreed to form an eligible employee trust administered by a third-party trustee for the benefit of certain individuals that were employed by or provided services to the Acquired Companies or its affiliates, and to fund the trust annually with an amount equal to 2% of the Company’s annual capital expenditures, calculated in accordance U.S. GAAP, for the development and build out TeraWulf’s high-performance computing and artificial intelligence data centers, as determined in good faith by TeraWulf’s Board of Directors. The Purchase Agreement contains representations and warranties of the parties customary for transactions of this type. The Purchase Agreement and the transactions contemplated thereby were negotiated and approved by a special independent committee of the Company’s Board of Directors comprised entirely of independent directors (the “Independent Committee”). The Independent Committee consulted independent legal counsel Reed Smith LLP and received a fairness opinion from Piper Sandler & Co. as the Seller is owned by the Company’s Chief Executive Officer.

In connection with the execution and delivery of the Purchase Agreement, TeraWulf, the Seller, the Buyer and the Acquired Companies also entered into a mutual release and waiver agreement pursuant to which the parties thereto released each other, to the fullest extent permitted by law, from any claims arising out of or relating to the Acquired Companies or any of their subsidiaries or affiliates, or any of their respective assets, businesses or liabilities (in each case other than claims arising under the Purchase Agreement).

In connection with TeraWulf’s payment of Common Stock and cash described above, TeraWulf and the Seller also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which TeraWulf agreed to file a resale shelf registration statement on Form S-3 as soon as is reasonably practical after the date of the Registration Rights Agreement, but in any event no later than sixty days following such date, to cover the sale or distribution from time to time of the Shares by the Holders (as defined in the Registration Rights Agreement). The Registration Rights Agreement also provides the Seller and the Holders with certain piggyback registration rights in the event TeraWulf files a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) with respect to an offering of Common Stock.

On the Closing Date, TeraWulf, the Buyer, the Acquired Companies and Heorot Power Holdings LLC, a Delaware limited liability company (“Heorot”) also entered into a 2-year transition services agreement pursuant to which TeraWulf, the Buyer and the Acquired Companies agreed to provide certain services to Heorot, including with respect to tax, accounting and treasury, human resources, environmental, health and safety, legal, insurance, information technology, engineering, project development and construction.

In connection with the execution and delivery of the Purchase Agreement, Lake Mariner Data LLC, a Delaware limited liability company and a wholly owned subsidiary of TeraWulf (“Lake Mariner Data”) and Somerset Operating Company, LLC, a Delaware limited liability company (“Somerset”), amended and restated that certain lease agreement, dated October 9, 2024 (as amended and restated, the “A&R Lease”), for a portion of Somerset’s real property located in the Town of Somerset, New York, consisting of approximately 162.7 acres, including all structures, equipment, facilities and fixtures located thereon (the “Premises”). The Premises will be used by TeraWulf and its subsidiaries for cryptocurrency mining and high-performance computing (HPC) data center operations.

The A&R Lease has an initial term of 35 years, commencing on October 9, 2024, and will automatically renew for up to nine additional periods of five years each, unless Lake Mariner Data provides written notice to Somerset to terminate the A&R Lease at least six months prior to the expiration of the initial term or the then-current renewal term, as applicable. The annual rent for the Premises is $281,398.20, payable in advance in equal monthly installments of $23,449.85, subject to annual adjustments based on the change in the Consumer Price Index. Lake Mariner Data is also responsible for paying its proportionate share of certain costs, expenses and disbursements that Somerset incurs in connection with the ownership, operation and maintenance of any other portions of the real property necessary or useful to reasonably support Lake Mariner Data’s use of the Premises.

The A&R Lease contains customary representations, warranties, covenants and indemnities by the parties, as well as provisions relating to environmental matters, insurance, casualty, condemnation, assignment, subleasing, default and remedies. The A&R Lease also grants Somerset the right to participate in TeraWulf’s board of directors meetings as a non-voting observer for the remainder of the A&R Lease term, provided that Somerset (together with its affiliates) continues to beneficially own at least 15 million shares of Common Stock. The A&R Lease also provides that (a) Beowulf Electricity & Data (“Beowulf”) has been, and is currently providing certain services in its capacity as the exclusive operator of the Somerset-Lake Mariner site, (b) so long as TeraWulf is an affiliate of Somerset, Lake Mariner Data may designate TeraWulf or one or more of its wholly owned subsidiaries as operator of the Premises (together with Beowulf, each and collectively “TeraWulf Operator”), and (c) as long as TeraWulf Operator is not in material default of its services, TeraWulf Operator may not be replaced or removed as operator without the prior written consent of Somerset, with such consent not to be unreasonably withheld, conditioned or delayed.

The foregoing summary of the Purchase Agreement, the release and waiver agreement, the Registration Rights Agreement, the transition services agreement and the A&R Lease does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, the release and waiver agreement, the Registration Rights Agreement, the transition services agreement and the A&R Lease, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On the Closing Date, the Administrative and Infrastructure Services Agreement, by and between TeraWulf and Beowulf Electricity & Data Inc. (n/k/a Beowulf Electricity & Data LLC), dated as of April 27, 2021 and as amended by Amendment No. 1, dated as of March 29, 2023, was terminated.

Item 7.01. Regulation FD Disclosure.

On May 27, 2025 TeraWulf issued a press release (“Press Release”) announcing the acquisition of the Acquired Companies. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, by and between Beowulf E&D Holdings Inc., TeraCub Inc., and TeraWulf Inc., dated as of May 21, 2025.
10.2
Release and Waiver Agreement, by and between Beowulf E&D Holdings Inc., TeraCub Inc., TeraWulf Inc., Beowulf E&D (MD) LLC, Beowulf E&D (NY) LLC and Beowulf Electricity & Data LLC, dated as of May 21, 2025.

10.3
Transition Services Agreement, by and between Heorot Power Holdings LLC, TeraCub Inc., TeraWulf Inc., Beowulf E&D (MD) LLC, Beowulf E&D (NY) LLC and Beowulf Electricity & Data LLC, dated as of May 21, 2025.

10.4	Registration Rights Agreement between TeraWulf Inc. and Beowulf E&D Holdings Inc, May 21, 2025.
10.5	Amended and Restated Lease Agreement between Somerset Operating Company, LLC and Lake Mariner Data LLC, dated as of May 21, 2025.
99.1	Press Release, dated May 27, 2025.
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf and/or its business; (12) potential differences between the unaudited results disclosed in this release and the Company’s final results when disclosed in its Annual Report on Form 10-K as a result of the completion of the Company’s final adjustments, annual audit by the Company’s independent registered public accounting firm, and other developments arising between now and the disclosure of the final results; and (13) other risks and uncertainties detailed from time to time in the Company’s filings with the

SEC. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Nazar Khan
Name:	Nazar Khan
Title:	Chief Technology Officer
Dated: May 27, 2025